Exhibit 10.1

CERTAIN CONFIDENTIAL INFORMATION, MARKED BY [***], HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT (I) IS NOT MATERIAL AND (II) IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

FOURTH AMENDMENT TO
ONCOSIGNATURE COMPANION DIAGNOSTIC AGREEMENT

This FOURTH AMENDMENT TO ONCOSIGNATURE COMPANION DIAGNOSTIC AGREEMENT (this “Fourth Amendment”) is effective as of September 30, 2024 (the “Fourth Amendment Effective Date”) by and between:

Acrivon Therapeutics, Inc., a Delaware corporation with its principal place of business at 480 Arsenal Way, Suite 100, Watertown, MA 02472 (“Acrivon”), and

Akoya Biosciences, Inc., a Delaware corporation with its principal place of business at 100 Campus Drive, 6th floor, Marlborough, MA 01752 (“Akoya”).

Acrivon and Akoya are each referred to individually as a “Party” and together as the “Parties.”

WHEREAS, Acrivon and Akoya are parties to that certain OncoSignature Companion Diagnostic Agreement, dated June 17, 2022 (as amended, the “Agreement”), under which the Parties are collaborating to develop, validate, obtain regulatory approval for, and commercialize a companion diagnostic test for use with Prexasertib; and

WHEREAS, the Parties now wish to amend certain terms of the Agreement, as set forth in more detail below.

NOW THEREFORE, in consideration of the mutual promises and agreement set forth herein, and for other good and valuable considerations, the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows:

1. [***]

2. The first sentence of Section 7.2 of the Agreement is hereby deleted and replaced in its entirety with the following:

“Acrivon shall pay to Akoya (a) the non-refundable, non-creditable milestone payments corresponding to Akoya’s achievement of milestones as set forth in Schedule 3.5a; provided, that Akoya shall provide written notice to Acrivon regarding achievement of each such milestone and an invoice for the milestone payment due, which invoice shall include a 30-day payment period from the date of receipt of invoice; and (b) upon completion of the applicable activities described in Schedule 3.5b, the Pre-Commercialization Progress Payments as set forth in Schedule 3.5b, which, notwithstanding anything to the contrary in this Agreement, shall be paid by Acrivon within 10 days after Akoya provides Acrivon written notice of completion of the applicable activities. For the avoidance of doubt, Acrivon's agreement to make the Pre-Commercialization Progress Payments, subject to the conditions set forth herein, in no way amends or limits Akoya's obligations with respect to all pre-commercialization activities or Commercialization activities, costs and otherwise, as defined in this Agreement, other than these Pre-Commercialization Progress Payments. "

3. Acrivon acknowledges and agrees that, as of the Fourth Amendment Effective Date, the applicable activities for Pre-Commercialization Progress Payment 1 as set forth in Schedule 3.5b have been completed and Akoya has provided Acrivon written notice of completion of such activities.

4. Schedule 3.5 of the Agreement is hereby deleted and replaced in its entirety with Schedule 3.5a and Schedule 3.5b attached to this Fourth Amendment as Appendix A.

5. Exhibit A of the Agreement is hereby deleted and replaced in its entirety with Exhibit A attached to this Fourth Amendment as Appendix B.

6. [***]

7. This Fourth Amendment amends the terms of the Agreement as expressly provided above, and the Agreement, as so amended and including all of its other terms and provisions that are not amended, remains in full force and effect. Capitalized terms used but not defined herein shall have the meanings set forth in the Agreement. The validity, performance, construction, and effect of this Fourth Amendment shall be governed by and construed under the substantive laws of the State of Delaware, without regard to conflicts of law rules that would cause the application of the laws of another jurisdiction. This Fourth Amendment may be executed in counterparts, all of which taken together shall be regarded as one and the same instrument.

[Signature Page Follows]

IN WITNESS WHEREOF, the Parties have executed this Fourth Amendment in duplicate originals by their proper officers as of the date set forth below.

ACRIVON THERAPEUTICS, INC.		AKOYA BIOSCIENCES, INC.
By:	/s/ Peter Blume-Jensen	By:	/s/ Brian McKelligon
Name:	Peter Blume-Jensen	Name:	Brian McKelligon
Title:	CEO, President, and Founder	Title:	CEO
Date:	10/25/2024	Date:	10/24/2024

Appendix A

Schedule 3.5a

Development Milestones; Development Milestone Payments

[***]

Schedule 3.5b

Pre-Commercialization Progress Payments

[***]

Appendix B

Exhibit A

Acrivon Background Intellectual Property

[***]

Appendix C

Pre-Commercialization Progress Payment 1 Deliverable

[***]

Appendix D

Pre-Commercialization Progress Payment 2 Deliverables

[***]